UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2012

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1225 17th Street, Suite 3200, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5
(Address of principal executive offices, including Zip Code)
(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
On June 18, 2012, we filed a Current Report on Form 8-K reporting that on June 15, 2012, we closed our acquisition of StarBev Holdings S.à r.l. ("StarBev").
This Form 8-K/A amends the Form 8-K we filed on June 18, 2012 to include StarBev's audited consolidated financial statements for the year ended December 31, 2011 and the unaudited pro forma consolidated financial information related to our StarBev acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
The StarBev audited consolidated financial statements for the year ended December 31, 2011 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.
The consent of Ernst & Young, StarBev's independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.
(b)    Pro Forma Financial Information.
The following unaudited pro forma consolidated financial information related to the StarBev acquisition is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:
(i)    Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011; and
(ii)    Unaudited Pro Forma Consolidated Statement of Operations for the 26 weeks ended June 30, 2012
(c)    The following exhibits are being filed as part of this Current Report on Form 8-K/A.

Exhibit Number	Description
23.1	Consent of Ernst & Young.
99.1	StarBev Audited Consolidated Financial Statements for the Year Ended December 31, 2011.
99.2	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
Date: August 7, 2012	By:	/s/ ZAHIR IBRAHIM Zahir Ibrahim Vice President and Controller (Chief Accounting Officer)